Semiannual Report

June 30, 2002

T. Rowe Price
New America Growth Portfolio

Dear Investor

At the end of 2001, the market appeared to be optimistic about the new year and the impending economic recovery. However, that optimism was replaced by doubt in early 2002. In the second quarter, doubt turned to pessimism as investors lost confidence in both the economy and the integrity of corporate management, their auditors, and Wall Street. We believe the current level of pessimism is excessive, yet it is unclear when investors may turn positive again.

  Over the years we've witnessed recessions, market collapses, and mass euphoria, all of which stemmed from economies that recovered or deteriorated and valuations that rose or fell to more normal levels. However, the market's current malaise involved something deeper than statistics and historical trends; it evolved from the erosion of trust and faith.

  Performance Comparison

  Periods Ended 6/30/02                          6 Months              12 Months
  ------------------------------------------------------------

  New America
  Growth Portfolio                                -20.53%                -25.07%

  S&P 500 Index                                    -13.16                 -17.99

  Lipper Variable Annuity
  Underlying Multi-Cap Growth
  Funds Average                                    -20.72                 -29.91

  During the first half, the portfolio returned -20.53%, contributing to a -25.07% return for the full year. These results were behind the S&P 500 but roughly in line with the Lipper peer group as well as a more style-appropriate benchmark, the Russell 1000 Growth Index, which fell 20.78% and 26.49% for the 6- and 12-month periods, respectively.

MARKET ENVIRONMENT

  Most U.S. stock indexes posted double-digit declines in the six-month period through June. The retrenchment was driven by a slowing economy, weak corporate earnings, high valuations (particularly in the technology sector), and now a crisis of confidence in the financial markets. Greed and pressure to meet analyst estimates drove a few high-profile corporate management teams to manipulate earnings statements. Enron, WorldCom, and Xerox, along with the actions of Tyco's ex-CEO, have increased investor skepticism, which in turn has fueled the dramatic declines we've endured this year.

  Media hype fanned the embers of skepticism, prompting credit-rating agencies to respond with downgrades, crimping the financial flexibility of many firms. Companies that historically relied on short-term debt financing, or had generated growth through acquisitions, were punished severely. The extreme price declines were far greater than we imagined possible. We believe it will take time to repair the trust that has been lost in recent quarters.

PORTFOLIO REVIEW

  Over the last six months, two major forces worked against the market; the first was expected and the other was not. Both factors punished performance, especially in the second quarter.

  We expected that the economy would stabilize at the consumer level and that the business environment would remain difficult for technology and telecommunications companies. In fact, the decline in information technology spending was even greater than we had projected. Additionally, the lack of a rebound in the equity markets and financing in many large companies hurt financial stocks. Only three S&P market sectors posted gains in the first half
  - energy, materials, and consumer staples - areas most frequently associated with value rather than growth investing. Information technology posted the largest six-month loss, and telecommunications services and health care were pounded as well.

  The factor that took us by surprise was the loss of investor confidence. The impact was most severe on companies that have historically grown through acquisitions. Multinational conglomerates that have consistently expanded their market share through mergers and acquisitions, like American International Group, GE, and Citigroup, all came under a cloud of suspicion for aggressive accounting. For the most part, there was no proven basis for such claims. None of these companies has had to restate revenues or earnings, but their stocks have dropped precipitously, which in our view creates opportunity. We stand firm in our belief that these are solid growth companies and should be afforded higher-than-market multiples.

  Fears about which large company would be next to fall from grace prompted a shift into traditionally safer, value-oriented sectors, like energy and consumer staples. While the fund had some exposure to these sectors, it did little to limit losses.

  Sector Diversification
                                           6/30/01                12/31/01                6/30/02
  ----------------------------------------------------------------

  Consumer Discretionary                     23.9%                   22.9%                  23.0%

  Consumer Staples                             1.3                     1.0                    2.1

  Energy and Utilities                         2.8                     3.6                    4.0

  Financials                                  10.7                    10.9                   12.6

  Health Care                                 12.1                    15.4                   20.9

  Materials, Industrials,
  and Business Services                       11.1                    12.0                   15.9

  Information Technology                      25.9                    22.8                   18.7

  Telecommunication
  Services                                     5.2                     4.1                    1.0

  Reserves and Other                           7.0                     7.3                    1.8
  ----------------------------------------------------------------

  Total                                       100%                    100%                   100%

  Media stocks were among the portfolio's worst performers for the year to date, and our overweight positions hampered results. These companies held up well at the beginning of 2002 but fell during the recent quarter amid accounting speculation. Omnicom, one of the leaders in the sector, came under public scrutiny for its handling of acquisitions. Even though the portfolio avoided Omnicom's steep losses, there was enough pressure on the sector to drag down our holdings in AOL Time Warner and Clear Channel Communications. We remain committed to these companies as they have enduring franchises with good cash flow and believe that they are well positioned to benefit from an economic and advertising recovery.

  Neither the information technology nor telecommunications services sector has yet recovered from the excessive capital expenditures of the tech bubble. The beaten down telecom sector suffered another blow in the second quarter when WorldCom announced it had committed a $3.8 billion accounting fraud. Western Wireless, a large cellular operator, and Crown Castle International, a wireless infrastructure developer, were among our largest performance detractors since December. We eliminated both stocks during the period due to deteriorating fundamentals. For similar reasons, we also eliminated tech holdings Peregrine Systems and Flextronics.

  Our investment in Tyco International has been extremely disappointing. We bought Tyco with the view that it had strong franchises (outside of its CIT Group), generated solid cash flow, and possessed a wealth of experienced and talented management. The allegations against the company's CEO and his subsequent dismissal from the firm have spotlighted our error in judging at least one component of the management team. However, we have studied the financials and continue to believe that the firm's franchises are worth more than is reflected in the current share price, and we have maintained the majority of our original position.

  While the aforementioned securities detracted from performance, several stocks were strong contributors. Apollo Group (industrials and business services), which is the largest Internet-based, degree-granting university in the U.S., was the top contributor for the six months. Apollo has produced very consistent earnings in a niche usually served by traditional bricks-and-mortar universities. We expect continued success as online education grows.

  We remained bullish on health care services stocks WellPoint Health Networks, Laboratory Corporation of America, and Anthem, which were strong year-to-date contributors. Overall, the health care sector produced mixed results because large-cap pharmaceuticals and biotech stocks suffered severe losses. The telecom sector was a dismal performer during the 6- and 12-month periods; however, we dodged some of the pain by maintaining an underweight allocation, aiding comparisons with our benchmarks.

OUTLOOK

  During this period of incredible uncertainty, the market appears to be valuing all stocks the same, including those with higher growth prospects. We are upgrading the portfolio, adding to companies where we have the highest conviction, believing that they will provide superior long-term results.

  The strength of an economy and a stock market is based on faith that the future holds promise. The faith likely leads to consumer spending, capital investment, and equity appreciation based on future growth. Over time, we think the market will regain this faith and a more virtuous cycle will begin again.

  We will continue to work diligently to find companies that increase market share, improve returns, and run their businesses ethically for all shareholders. We think these companies will offer significant returns to shareholders and the portfolio.

  Respectfully submitted,

  Robert W. Smith
  Vice president

  Joseph M. Milano
  Chairman of the portfolio's Investment Advisory Committee
  July 26, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

  Change in New America Growth Portfolio Management:

  Effective May 29, 2002, Robert W. Smith became interim chairman of the portfolio's Investment Advisory Committee, replacing Marc L. Baylin who stepped down as chairman to pursue interests outside of T. Rowe Price.

  On July 22, 2002, Joseph M. Milano took over Mr. Smith's responsibilities as chairman and assumed day-to-day responsibility for managing the portfolio. Mr. Smith will stay on the Investment Advisory Committee.

  The following updates the Portfolio Management paragraph on page 9 of your May 1, 2002, prospectus:

  Effective July 22, 2002, Joseph M. Milano became chairman of New America Growth Portfolio's Investment Advisory Committee and assumed day-to-day responsibility for managing the portfolio. Mr. Milano joined T. Rowe Price in 1996 as a research analyst in the equity division covering a wide range of growth companies. He is a member of seven T. Rowe Price Investment Advisory Committees.

Portfolio Highlights

Twenty-Five Largest Holdings
                                                    Percent of
                                                    Net Assets
                                                       6/30/02
------------------------------------------------

Freddie Mac                                               3.4%

Apollo Group                                               3.4

First Data                                                 3.3

Microsoft                                                  3.1

Pfizer                                                     2.9

Affiliated Computer Services                               2.9

Viacom                                                     2.7

Target                                                     2.7

Omnicare                                                   2.7

Family Dollar Stores                                       2.6

Home Depot                                                 2.2

Cisco Systems                                              2.2

Concord EFS                                                1.8

Costco Wholesale                                           1.7

WellPoint Health Networks                                  1.6

Citigroup                                                  1.6

Laboratory Corporation of America                          1.6

Wyeth                                                      1.6

Clear Channel Communications                               1.6

American International Group                               1.5

AOL Time Warner                                            1.5

Liberty Media                                              1.5

Comcast                                                    1.4

Smith International                                        1.3

GE                                                         1.3
------------------------------------------------

Total                                                    54.1%

Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

New America Growth Portfolio

                    S&P 500                Lipper Variable Annuity                   New America
                Stock Index                   Underlying Multi-Cap              Growth Portfolio
                                              Growth Funds Average

3/31/94              10,000                                 10,000                        10,000
6/30/94              10,042                                  9,433                         9,670
6/30/95              12,660                                 12,060                        12,504
6/30/96              15,952                                 15,898                        17,326
6/30/97              21,487                                 17,857                        19,964
6/30/98              27,968                                 23,133                        25,990
6/30/99              34,333                                 29,218                        29,205
6/30/00              36,820                                 46,129                        29,170
6/30/01              31,360                                 34,261                        24,782
6/30/02              25,719                                 25,075                        18,570

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio
Periods Ended 6/30/02
                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
----------------------------------------------------------------

-25.07%      -14.01%              -1.44%                 7.79%           3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Portfolio Highlights
Contributions to the Change in Net Asset Value Per Share
6 Months Ended 6/30/02

TEN BEST CONTRIBUTORS
------------------------------------------------

Apollo Group                                          9(cents)

Family Dollar Stores                                         5

Smith International                                          4

Laboratory Corporation of America                            4

Wellpoint Health Networks                                    4

First Data                                                   4

Starbucks                                                    3

Choicepoint                                                  3

Weight Watchers                                              2

Viacom                                                       2
------------------------------------------------

Total                                                40(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Western Wireless **                                - 22(cents)

AOL Time Warner                                             15

Crown Castle International **                               13

Home Depot                                                  10

Clear Channel Communications                                10

Peregrine Systems **                                        10

SmartForce PLC **                                           10

Vodafone                                                    10

TMP Worldwide                                                9

Flextronics **                                               9
------------------------------------------------

Total                                             - 118(cents)
------------------------------------------------

12 Months Ended 6/30/02

TEN BEST CONTRIBUTORS
------------------------------------------------

Equifax **                                           66(cents)

Affiliated Computer Services                                18

First Data                                                  15

Apollo Group                                                13

Family Dollar Stores                                        11

Wellpoint Health Networks                                    9

Concord EFS                                                  8

Omnicare                                                     7

Laboratory Corporation of America                            6

Choicepoint *                                                5
------------------------------------------------

Total                                               158(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Western Wireless **                                - 37(cents)

AOL Time Warner                                             30

Crown Castle International **                               22

Peregrine Systems **                                        20

TMP Worldwide                                               19

Clear Channel Communications                                18

Allegiance Telecom **                                       17

Liberty Media                                               17

VeriSign **                                                 12

Comcast                                                     11
------------------------------------------------

Total                                             - 203(cents)
------------------------------------------------

* Position added

** Position eliminated

Financial Highlights
T. Rowe Price New America Growth Portfolio
Unaudited

                               For a share outstanding throughout each period
                      ----------------------------------------------------------
                          6 Months           Year
                             Ended          Ended
                           6/30/02       12/31/01      12/31/00       12/31/99       12/31/98      12/31/97

NET ASSET VALUE
Beginning of period        $ 18.12        $ 20.91       $ 26.18        $ 24.74        $ 21.35       $ 17.67

Investment activities
  Net investment
  income (loss)             (0.03)         (0.04)        (0.04)         (0.07)         (0.08)             -

  Net realized and
  unrealized gain
  (loss)                    (3.69)         (2.44)        (2.64)           3.10           3.97          3.73

  Total from
  investment
  activities                (3.72)         (2.48)        (2.68)           3.03           3.89          3.73

Distributions
  Net realized gain              -         (0.31)        (2.59)         (1.59)         (0.50)        (0.05)

NET ASSET VALUE
End of period              $ 14.40        $ 18.12       $ 20.91        $ 26.18        $ 24.74       $ 21.35
                      ----------------------------------------------------------

Ratios/Supplemental Data
Total
return(diamond)           (20.53)%       (11.84)%      (10.62)%         12.75%         18.51%        21.12%

Ratio of total
expenses to
average net assets          0.85%!          0.85%         0.85%          0.85%          0.85%         0.85%

Ratio of net
investment
income (loss)
to average
net assets                (0.35)%!        (0.20)%       (0.18)%        (0.30)%        (0.34)%         0.02%

Portfolio turnover
rate                        61.9%!          56.4%         89.2%          42.1%          46.0%         37.3%

Net assets, end
of period
(in thousands)            $ 67,872       $ 90,282     $ 108,835      $ 125,974      $ 118,989      $ 96,991

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price New America Growth Portfolio
June 30, 2002 (Unaudited)

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
COMMON STOCKS 98.2%
CONSUMER DISCRETIONARY 22.4%
Hotels, Restaurants & Leisure 0.9%
Starbucks *                                                    25,400                    $ 631

                                                                                           631

Internet & Catalog Retail 1.0%
USA Interactive *                                              27,400                      643

                                                                                           643

Media 11.3%
AOL Time Warner                                                70,000                    1,030

Clear Channel Communications *                                 33,000                    1,057

Comcast, Class A *                                             40,500                      965

EchoStar Communications *                                      20,400                      379

Lamar Advertising, Class A *                                    5,300                      197

Liberty Media, Class A *                                      100,500                    1,005

TMP Worldwide *                                                21,500                      462

Univision Communications
  Class A *                                                    23,000                      722

Viacom, Class B *                                              41,624                    1,847

                                                                                         7,664

Multiline Retail 7.0%
Costco Wholesale *                                             30,100                    1,162

Family Dollar Stores                                           49,700                    1,752

Target                                                         48,000                    1,829

                                                                                         4,743

Specialty Retail 2.2%
Home Depot                                                     41,000                    1,506

                                                                                         1,506

Total Consumer Discretionary                                                            15,187

CONSUMER STAPLES 2.1%
Food & Drug Retailing 2.1%
Sysco                                                          24,700                      672

Walgreen                                                       19,000                      734

Total Consumer Staples                                                                   1,406

ENERGY 4.0%
Energy Equipment & Services 4.0%
Baker Hughes                                                   19,900                      662

Diamond Offshore Drilling                                      26,550                      757

Schlumberger                                                    8,500                      395

Smith International *                                          13,300                      907

Total Energy                                                                             2,721

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
FINANCIALS 12.4%
Banks 1.5%
Mellon Financial                                               19,000                    $ 597

Northern Trust                                                  9,700                      428

                                                                                         1,025

Diversified Financials 8.3%
Charles Schwab                                                 27,500                      308

Citigroup                                                      28,500                    1,104

Freddie Mac                                                    38,000                    2,326

Goldman Sachs Group                                            10,250                      752

Morgan Stanley                                                 16,500                      711

Waddell & Reed Financial
  Class A                                                      18,100                      415

                                                                                         5,616

Insurance 2.6%
American International Group                                   15,300                    1,044

Marsh & McLennan                                                7,450                      720

                                                                                         1,764

Total Financials                                                                         8,405

HEALTH CARE 19.7%
Biotechnology 2.5%
Abgenix *                                                       9,400                       92

Amgen *                                                         9,200                      385

Cephalon *                                                      7,350                      332

Genentech *                                                     9,000                      302

MedImmune *                                                    21,900                      578

                                                                                         1,689

Health Care Equipment & Supplies 1.4%
Baxter International                                           17,000                      756

Waters Corporation *                                            7,100                      189

                                                                                           945

Health Care Providers & Services 8.3%
Anthem *                                                        8,900                      601

HCA                                                             5,500                      261

Laboratory Corporation of America *                            23,400                    1,068

Omnicare                                                       68,500                    1,799

UnitedHealth Group                                              9,000                      824

Wellpoint Health Networks *                                    14,200                    1,105

                                                                                         5,658

Pharmaceuticals 7.5%
Allergan                                                        9,800                      654

Eli Lilly                                                       8,600                      485

King Pharmaceuticals *                                         10,533                      234

T. Rowe Price New America Growth Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Pfizer                                                         56,700                  $ 1,985

Pharmacia                                                      18,700                      700

Wyeth                                                          20,700                    1,060

                                                                                         5,118

Total Health Care                                                                       13,410

INDUSTRIALS & BUSINESS SERVICES 15.3%
Air Freight & Logistics 0.6%
UPS, Class B                                                    7,000                      432

                                                                                           432

Commercial Services & Supplies 13.1%
Apollo Group, Class A *                                        57,800                    2,278

BISYS Group *                                                  15,500                      516

Certegy *                                                      16,400                      609

Choicepoint *                                                  14,666                      667

Concord EFS *                                                  40,200                    1,212

DST Systems *                                                  10,800                      494

First Data                                                     60,000                    2,232

Robert Half International *                                    16,800                      391

Weight Watchers *                                              11,000                      478

                                                                                         8,877

Industrial Conglomerates 1.6%
GE                                                             29,400                      854

Tyco International                                             17,000                      230

                                                                                         1,084

Total Industrials & Business Services                                                   10,393

INFORMATION TECHNOLOGY 18.7%
Communications Equipment 3.6%
Brocade Communications Systems *                               19,500                      341

Cisco Systems *                                               105,800                    1,476

Nokia ADR                                                      18,800                      272

QUALCOMM *                                                     12,000                      330

                                                                                         2,419

Computers & Peripherals 0.7%
Lexmark International, Class A *                                8,800                      479

                                                                                           479

Electronic Equipment & Instruments 1.0%
Celestica *                                                    30,000                      681

                                                                                           681

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
IT Consulting & Services 4.5%
Accenture, Class A *                                           33,700                    $ 640

Affiliated Computer Services
  Class A *                                                    41,200                    1,956

SunGard Data Systems *                                         17,700                      469

                                                                                         3,065

Semiconductor Equipment & Products 3.8%
Analog Devices *                                               21,700                      644

Applied Materials *                                            30,600                      582

Maxim Integrated Products *                                    21,500                      824

Texas Instruments                                              22,900                      543

                                                                                         2,593

Software 5.1%
Electronic Arts *                                               5,800                      383

Mercury Interactive *                                          12,500                      287

Microsoft *                                                    38,100                    2,084

Siebel Systems *                                               18,500                      263

VERITAS Software *                                             21,000                      416

                                                                                         3,433

Total Information Technology                                                            12,670

TELECOMMUNICATION SERVICES 1.0%
Wireless Telecommunication Services 1.0%
Vodafone ADR                                                   52,000                      710

Total Telecommunication Services                                                           710

Total Miscellaneous Common Stocks 2.6%                                                   1,752

Total Common Stocks (Cost $63,395)                                                      66,654

SHORT-TERM INVESTMENTS 3.3%
Money Market Fund 3.3%
T. Rowe Price Reserve Investment
  Fund, 1.95% #                                             2,212,842                    2,213

Total Short-Term Investments
(Cost $2,213)                                                                            2,213

Total Investments in Securities
101.5% of Net Assets (Cost $65,608)                                                   $ 68,867

Other Assets Less Liabilities                                                            (995)

NET ASSETS                                                                            $ 67,872
                                                                                      --------

T. Rowe Price New America Growth Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Net Assets Consist of:
Undistributed net investment income (loss)                                             $ (140)

Undistributed net realized gain (loss)                                                (15,918)

Net unrealized gain (loss)                                                               3,259

Paid-in-capital applicable to 4,714,421 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                                      80,671

NET ASSETS                                                                            $ 67,872
                                                                                      --------

NET ASSET VALUE PER SHARE                                                              $ 14.40
                                                                                       -------

#  Seven-day yield
*  Non-income producing
ADR  American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands
Unaudited
                                                             6 Months
                                                                Ended
                                                              6/30/02
Investment Income (Loss)
Income
  Dividend                                                      $ 156
  Interest                                                         47

  Total income                                                    203

Investment management and
administrative expense                                            343

Net investment income (loss)                                    (140)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                        (7,618)
Change in net unrealized gain or loss
on securities                                                (10,423)

Net realized and unrealized gain (loss)                      (18,041)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (18,181)
                                                           ----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands
Unaudited

                                                             6 Months                     Year
                                                                Ended                    Ended
                                                              6/30/02                 12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ (140)                  $ (188)
  Net realized gain (loss)                                    (7,618)                  (8,198)
  Change in net unrealized gain (loss)                       (10,423)                  (4,781)

  Increase (decrease) in net assets
  from operations                                            (18,181)                 (13,167)

Distributions to shareholders
  Net realized gain                                                 -                  (1,525)

Capital share transactions *
  Shares sold                                                   8,006                   13,804
  Distributions reinvested                                          -                    1,525
  Shares redeemed                                            (12,235)                 (19,190)

  Increase (decrease) in net assets
  from capital share transactions                             (4,229)                  (3,861)

Net Assets
Increase (decrease) during period                            (22,410)                 (18,553)
Beginning of period                                            90,282                  108,835

End of period                                                $ 67,872                 $ 90,282
                                                             --------                 --------
*Share information
  Shares sold                                                     485                      744
  Distributions reinvested                                          -                       85
  Shares redeemed                                               (753)                  (1,051)

  Increase (decrease) in shares outstanding                     (268)                    (222)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
June 30, 2002 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $24,735,000 and $23,693,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $1,274,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $7,026,000 of unused capital loss carryforwards of which $7,026,000 expire in 2009.

  At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $65,608,000. Net unrealized gain aggregated $3,259,000 at period-end, of which $15,211,000 related to appreciated investments and $11,952,000 related to depreciated investments.

T. Rowe Price New America Growth Portfolio

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $48,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $47,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price New America Growth Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years
Year Elected*              and Other Directorships of Public Companies

Calvin W. Burnett,         President, Coppin State College; Director,
Ph.D.                      Provident Bank of Maryland
(3/16/32)
2001

Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company, real
2001                       estate developers

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
1994

David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1994                       Corp. (5/00 to present); Chairman and President,
                           Nye Corp.

F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates,
(8/22/34)                  Inc., consulting environmental and civil engineers
2001

Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
1994                       Inc., The Rouse Company, and US Airways Group, Inc.


John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior Advisor
2001                       and Partner, Blackstone Real Estate Advisors,
                           L.P.; Director, AMLI Residential Properties Trust,
                           Host Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp., a
(8/2/33)                   private investment company
1994

Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1994                       capital to young high-technology companies
                           throughout the United States; Director, Teltone
                           Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price New America Growth Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of
T. Rowe Price              Principal Occupation(s) During Past 5 Years
Portfolios Overseen]       and Other Directorships of Public Companies

John H. Laporte            Director, T. Rowe Price Group, Inc.; Vice
(7/26/45)                  President, T. Rowe Price
1994
[15]

James S. Riepe             Director and Vice President, T. Rowe Price; Vice
(6/25/43)                  Chairman of the Board, Director, and Vice
1994                       President, T. Rowe Price Group, Inc.; Chairman
[98]                       of the Board and Director, T. Rowe Price Global
                           Asset Management Limited, T. Rowe Price Investment
                           Services, Inc., T. Rowe Price Retirement Plan
                           Services, Inc., and T. Rowe Price Services, Inc.;
                           Chairman of the Board, Director, President, and
                           Trust Officer, T. Rowe Price Trust Company;
                           Director, T. Rowe Price International, Inc., and
                           T. Rowe Price Global Investment Services Limited;
                           Vice President, Equity Series

M. David Testa             Vice Chairman of the Board, Chief Investment
(4/22/44)                  Officer, Director, and Vice President, T. Rowe
1994                       Price Group, Inc.; Chief Investment Officer,
[98]                       Director, and Vice President, T. Rowe Price;
                           Chairman and Director, T. Rowe Price Global Asset
                           Management Limited; Vice President and Director,
                           T. Rowe Price Trust Company; Director, T. Rowe
                           Price Global Investment Services Limited and
                           T. Rowe Price International, Inc.; President,
                           Equity Series

*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held
With Fund                  Principal Occupation(s)

Brian W.H. Berghuis,       Vice President, T. Rowe Price and T. Rowe Price
10/12/58                   Group, Inc.
Executive Vice
President,
Equity Series

Stephen W. Boesel          Vice President, T. Rowe Price, T. Rowe Price
(12/28/44)                 Group, Inc., and T. Rowe Price Trust Company
Vice President,
Equity Series

Joseph A. Carrier          Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                 Group, Inc., and T. Rowe Price Investment
Treasurer, Equity          Services, Inc.
Series

Arthur B. Cecil III        Vice President, T. Rowe Price and T. Rowe Price
(9/15/42)                  Group, Inc.
Vice President,
Equity Series

Giri Devulapally           Vice President, T. Rowe Price and T. Rowe Price
(11/18/67)                 Group, Inc.
Vice President,
Equity Series

Anna M. Dopkin,            Vice President, T. Rowe Price and T. Rowe Price
9/5/67                     Group, Inc.
Vice President,
Equity Series

Robert N. Gensler          Vice President, T. Rowe Price and T. Rowe Price
(10/18/57)                 Group, Inc.
Vice President,
Equity Series

Eric M. Gerster            Vice President, T. Rowe Price and T. Rowe Price
(3/23/71)                  Group, Inc.
Vice President,
Equity Series

Henry H. Hopkins           Director and Vice President, T. Rowe Price Group,
(12/23/42)                 Inc.; Vice President, T. Rowe Price, T. Rowe
Vice President,            Price International, Inc., and T. Rowe Price
Equity Series              Retirement Plan Services, Inc.; Vice President
                           and Director, T. Rowe Price Investment Services,
                           Inc., T. Rowe Price Services, Inc., and T. Rowe
                           Price Trust Company

T. Rowe Price New America Growth Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served   Principal Occupation(s)

Kris H. Jenner             Vice President, T. Rowe Price and T. Rowe Price
(2/5/62)                   Group, Inc.
Executive Vice
President,
Equity Series

J. Jeffrey Lang            Vice President, T. Rowe Price and T. Rowe Price
(1/10/62)                  Trust Company
Vice President,
Equity Series

John D. Linehan            Vice President, T. Rowe Price, T. Rowe Price
(1/21/65)                  Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Patricia B. Lippert        Assistant Vice President, T. Rowe Price and
(1/12/53)                  T. Rowe Price Investment Services, Inc.
Secretary,
Equity Series

David S. Middleton         Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                  Group, Inc., and T. Rowe Price Trust Company
Controller,
Equity Series

Joseph Milano              Vice President, T. Rowe Price and T. Rowe Price
(9/14/72)                  Group, Inc.
Vice President,
Equity Series

Larry J. Puglia, CFA       Vice President, T. Rowe Price and T. Rowe Price
(8/25/60)                  Group, Inc.
Executive Vice
President,
Equity Series

Brian C. Rogers            Director and Vice President, T. Rowe Price Group,
(6/27/55)                  Inc.; Vice President, T. Rowe Price and T. Rowe
Executive Vice
President,                 Price Trust Company
Equity Series

Robert W. Smith            Vice President, T. Rowe Price, T. Rowe Price
(4/11/61)                  Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Michael F. Sola            Vice President, T. Rowe Price and T. Rowe Price
(7/21/69)                  Group, Inc.
Vice President,
Equity Series

William J. Stromberg,      Vice President, T. Rowe Price and T. Rowe Price
CFA (3/10/60)              Group, Inc.
Vice President,
Equity Series

John F. Wakeman            Vice President, T. Rowe Price and T. Rowe Price
(11/25/62)                 Group, Inc.
Vice President,
Equity Series

Richard T. Whitney         Vice President, T. Rowe Price, T. Rowe Price
(5/7/58)                   Group, Inc., T. Rowe Price Trust Company, and
Executive Vice             T. Rowe Price International, Inc.
President,
Equity Series

R. Candler Young           Assistant Vice President, T. Rowe Price
(9/28/71)
Vice President,
Equity Series

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP652 (6/02)
K15-055 6/30/02